LEASES	12 Months Ended
Dec. 31, 2021
Lessee Disclosure [Abstract]
LEASES

NOTE 7 -      LEASES

The Company have entered into several non-cancelable operating lease agreements for real estate (mainly offices, warehouse and base stations), vehicles and certain network equipment. In addition to rent, the leases may require payment of maintenance, insurance and other operating expenses. The Company's leases have original lease periods expiring between 2022 and 2030. Payments due under such lease contracts include primarily fixed payments. The Company does not assume renewals in the determination of the lease term unless the renewals are deemed to be reasonably assured at lease commencement (or become as such in future date). The Company's lease agreements do not contain any material residual value guarantees or material restrictive covenants.

F - 29

ITURAN LOCATION AND CONTROL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (cont.)

NOTE 7 -      LEASES (cont.)

The components of lease costs, lease term and discount rate are as follows:

US dollars
(in thousands)	Year Ended December 31, 2021

Operating lease cost:
Office and warehouse space	1,781
Base stations	646
Vehicle	285
Others	22
2,734
Weighted Average Remaining Lease Term (years):
Office space	0.50
Base stations	4.11
Vehicle	1.89
Others	1.25

Weighted Average Discount Rate (%):
Office space	2.71
Base stations	3.71
vehicle	9.36
Others	7.49

Supplemental cash flow information related to operating leases was as follows:

US dollars
(in Million)	Year Ended December 31, 2021

Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	2.7

The following is a schedule, by years, of maturities of operating lease liabilities as of December 31, 2021:

US dollars
December 31, 2021
Period:
2022	3,106
2023	773
2024	422
2025	346
2026	268
Thereafter	224
Total operating lease payments	5,139
Less: imputed interest	(449)
Present value of lease liabilities	4,690